                                                                 Exhibit (10)(o)



                      THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT is made and dated as of August 15, 1996 (the "THIRD AMENDMENT") among ONEOK INC., a Delaware corporation (the "COMPANY"), the financial institutions party to the Credit Agreement (collectively, the "BANKS") referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "AGENT"), and amends that certain Credit Agreement dated as of August 20, 1993, among the Company, the Banks and the Agent, as amended by a First Amendment dated as of August 18, 1994 and a Second Amendment dated as of August 17, 1995 (as so amended or modified from time to time, the "AGREEMENT").

                                    RECITALS

         The Company has requested that the Agreement be amended, and the Banks and the Agent are willing to do so on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. Terms. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

         2. Amendments. The Borrower, the Banks and the Agent hereby agree to amend the Agreement as follows:

             2.1 The definition of "Maturity Date" in Section 1.1 of the Agreement is hereby amended by deleting "August 15, 1996" and inserting "August 13, 1997" in lieu thereof.

             2.2 The definition of "Offshore Applicable Margin" in Section 1.1 of the Agreement shall be amended and restated in its entirety as follows:

                 "Offshore Applicable Margin" means, with respect to Offshore Rate Loans, 0.20% per annum."

             2.3 Section 5.5 shall be amended by deleting "August 31, 1994" and inserting "August 31, 1995" and by deleting "November 30, 1994, February 28, 1995 and May 31, 1995" and inserting "November 30, 1995, February 28, 1996 and May 31, 1996" in lieu thereof.

             2.4 Section 5.11(b) shall be amended by deleting "August 31, 1994" and inserting "August 31, 1995" in lieu thereof.

             2.5 Schedules 1.1 and 3 attached to the Credit Agreement are hereby deleted and Schedule 1.1 and 3 attached to this Third Amendment are inserted in lieu thereof.

         3. Representations and Warranties. The Company represents and warrants to Banks and Agent that, on and as of the date hereof, and after giving effect to this Third Amendment:

             3.1 Authorization. The execution, delivery and performance of this Third Amendment have been duly authorized by all necessary corporate action by the Company and this Third Amendment has been duly executed and delivered by the Company.

             3.2 Binding Obligation. This Third Amendment is the legal, valid and binding obligation of Company, enforceable against the Company in accordance with its terms.

             3.3 No Legal Obstacle to Agreement. The execution, delivery and performance of this Third Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Third Amendment, or the transactions contemplated hereby.

             3.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

             3.5 Default. No Default or Event of Default under the Agreement has occurred and is continuing.

         4. Conditions, Effectiveness. The effectiveness of this Third Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent and the Banks:

             4.1 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Third Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Third Amendment and any instrument or agreement required hereunder on behalf of the Company.

             4.2 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request in connection with this Third Amendment and the compliance with the conditions set forth herein.

         5.  Miscellaneous.

             5.1 Purchasing and Selling of Commitments and Loans. On the date of this Third Amendment, certain Banks (the "Buying Banks") hereby agree to purchase without recourse, and certain Banks (the "Selling Banks") hereby agree to sell without recourse, such an interest in the Aggregate Commitment and the outstanding Loans as is required to give each Bank its share of the Aggregate Commitment and Loans indicated on Schedule 1.1 hereto.

             Each Selling Bank represents and warrants to each Buying Bank that it is the legal and beneficial owner of the Commitment and Loans being assigned by it and that the same are free and clear of any adverse claim. Other than as provided above, no Selling Bank makes any representation or warranty and assumes no responsibility with respect to the Commitments, the Loans, this Agreement or any other instrument or document furnished pursuant thereto, the financial condition of the Company, or the performance or observance by the Company hereunder. The Company agrees to pay on demand directly to any Selling Bank any costs of the type set forth in Section 3.6 incurred by such Selling Bank in respect of any portion of its Loans being assigned hereunder. The Company and the Agent hereby consent to such assignments.

             By signing below, each Buying Bank not heretofore a Bank hereunder agrees to be a party to, and be bound by the terms of, this Agreement as a "Bank" thereunder as if a signatory thereto. From and after the date hereof, Bank IV of Oklahoma, N.A. and The Bank of Nova Scotia shall no longer be parties to this Agreement.

             5.2 Effectiveness of the Agreement and the Loan Documents. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

             5.3 Waivers. This Third Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Agreement, the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Requisite Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

             5.4 Counterparts. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Third Amendment shall not become effective until the Company, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

             5.5 Jurisdiction. This Third Amendment shall be governed by and construed under the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.





                                        ONEOK Inc.

                                        By:    JERRY D. NEAL
                                        Name:  Jerry D. Neal
                                        Title: Vice President, Treasurer,
                                        Chief Financial Officer, and
                                        Chief Accounting Officer


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Agent

                                        By:    PEGGY FUJIMOTO
                                        Title: Vice President


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as a Bank

                                        By:    VANESSA SHEH MEYER
                                        Title: Vice President


                                        TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                        By:    DONNA GERMAN
                                        Title: Senior Vice President


                                        MELLON BANK, N.A.

                                        By:    SCOTT HENNESSEE
                                        Title: Assistant Vice President


                                        BANK OF OKLAHOMA, N.A.

                                        By:    JANE FAULKENBERRY
                                        Title: Vice President


                                        FIRST SOUTHWEST BANK OF FREDERICK

                                        By:    GREG BOUDREAU
                                        Title: Assistant Vice President



(Signatures continue)

                                        BOATMEN'S FIRST NATIONAL BANK
                                        OF OKLAHOMA

                                        By:    HAYDEN HYDE
                                        Title: Senior Vice President


                                        LIBERTY BANK & TRUST COMPANY OF
                                        OKLAHOMA CITY, N.A.

                                        By:    LAURA CHRISTOFFERSON
                                        Title: Vice President


                                        LIBERTY BANK & TRUST CO. OF TULSA, N.A.

                                        By:    ROBERT D. MATTAX
                                        Title: Vice President


                                        THE STILLWATER NATIONAL BANK AND
                                        TRUST COMPANY

                                        By:    DAVID W. PITTS
                                        Title: Vice President


                                        CITIZENS BANK OF LAWTON

                                        By:    DAN TORBETT
                                        Title: Executive Vice President


                                        WESTAR BANK OF BARTLESVILLE

                                        By:    DAVID KEDY
                                        Title: Senior Vice President


                                        NATIONSBANK OF TEXAS, N.A.

                                        By:    CURTIS L. ANDERSON
                                        Title: Senior Vice President


                                        BANK ONE, OKLAHOMA CITY

                                        By:    JAMES R. KARCHER
                                        Title: Senior Vice President

                                        BANK IV OF OKLAHOMA, N.A. (as a Selling
                                        Bank for purposes of Section 5.1 only)

                                        By:    HAYDEN HYDE
                                        Title: Senior Vice President



                                        THE BANK OF NOVA SCOTIA (as a Selling
                                        Bank for purposes of Section 5.1 only)

                                        By:    F. C. H. ASHBY
                                        Title: Senior Manager, Loan Operations

                                 SCHEDULE 1.1



                                  COMMITMENTS
                              AND PRO RATA SHARES

--------------------------------------------------------------------------------------------------
                                                                                        PRO RATA
        BANK                                              COMMITMENT                       SHARE
--------------------------------------------------------------------------------------------------
  Bank of America National Trust
     and Savings Association                             $31,000,000                       24.80%

  Texas Commerce Bank
     National Association                                 21,000,000                       16.80%

  Mellon Bank, N.A.                                       12,000,000                        9.60%

  Bank of Oklahoma, N.A.                                  14,000,000                       11.20%

  Boatmen's First National Bank
    of Oklahoma                                           12,000,000                        9.60%

  Liberty Bank & Trust Company
    of Oklahoma City, N.A.                                 8,000,000                        6.40%

  Liberty Bank & Trust Co.
    of Tulsa, N.A.                                         6,000,000                        4.80%

  The Stillwater National Bank
    and Trust Company                                      1,000,000                        0.80%

  Citizens Bank of Lawton                                  1,000,000                        0.80%

  Westar Bank of Bartlesville                              1,000,000                        0.80%

  Nations Bank of Texas, N.A.                             15,000,000                       12.00%

  Bank One, Oklahoma City                                  2,000,000                        1.60%

  First Southwest Bank of Frederick                        1,000,000                         .80%
--------------------------------------------------------------------------------------------------

      TOTAL:                                            $125,000,000                      100.00%
--------------------------------------------------------------------------------------------------

                                   SCHEDULE 3



                     OFFSHORE AND DOMESTIC LENDING OFFICES
                             ADDRESSES FOR NOTICES



DONNA GERMAN                                ROBERT D. MATTAX
Texas Commerce Bank N.A.                    Liberty Bank & Trust Company of Tulsa
P.O. Box 660197                             Fourth Floor
Dallas, TX 75266-0197                       15 East Fifth Street
Phone:  (214) 922-2540                      Tulsa, OK 74103
Fax:    (214) 922-2389                      Phone:  (918) 586-5179
                                            Fax:    (918) 586-5952


JANE A. FAULKENBERRY                        JAMES R. KARCHER
Bank of Oklahoma                            Bank One, Oklahoma City
Eighth Floor                                6303 North Portland
One Williams Center                         Oklahoma City, OK73112
Tulsa, OK 74172                             Phone:  (405) 272-2860
Phone:  (918) 588-6272                      Fax:    (405) 272-7528
Fax:    (918) 588-6880


LAURA L. CHRISTOFFERSON                     SCOTT HENNESSEE
Liberty National Bank and Trust Company     Mellon Bank
100 North Broadway                          One Mellon Bank Center
Oklahoma City, OK 73102                     Pittsburgh, PA 15258
Phone:  (405) 231-6853                      Phone: (412) 234-4458
Fax:    (405) 231-6788                      Fax:   (412) 234-6375


CURTIS L. ANDERSON                          MAY SEEMAN
Nations Bank of Texas, N.A.                 Vice President
Sixty Fourth Floor                          Bank of America NT&SA (Lender)
901 Main Street                             4th Floor - 1850 Gateway
Dallas, TX 75202                            Concord, CA 94520
Phone:  (214) 508-1290                      Phone:  (510) 675-7483
Fax:    (214) 508-3943                      Fax:    (510) 603-8208


HAYDEN HYDE                                 DAVID SISLER
Boatmen's First National Bank of Oklahoma   Bank of America NT&SA (Agent and Lender)
515 So. Boulder, Lobby Level                Three Allen Center, Ste. 4550
Tulsa, OK 74103                             333 Clay Street
Phone:  (918) 591-8319                      Houston, TX 77002
Fax:    (918) 591-8209                      Phone:  (713) 651-4875
                                            Fax:    (713) 651-4808

DAN TORBETT                                 DAVID W. PITTS
Citizens Bank, Lawton, Oklahoma             The Stillwater National Bank & Trust Company
1420 W. Lee Boulevard                       608 South Main Street
Lawton, OK  73501                           Stillwater, OK  74076
Phone:  (405) 250-4145                      Phone:  (405) 372-2230
Fax:    (405) 250-4343                      Fax:    (405) 377-3808


DAVID KEDY                                  GREG BOUDREAU
WestStar Bank                               First Southwest Bank of Frederick
100 South East Frank Phillips Blvd.         200 N. Main
Bartlesville, OK  74003                     Frederick, OK 73542
Phone:  (918) 337-3000                      Phone:  (405) 335-7522
Fax:    (918) 337-3506                      Fax:    (405) 335-7520





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